SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2014


                              SONANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                            Networking Partners, Inc.
                                  (Former Name)

         Nevada                       0-54418                   45-0921541
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

2950 W. Cypress Creek Road, Suite 100, Fort Lauderdale, FL         33309
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 358-4849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

     Effective November 6, 2014, the Secretary of State, State of Nevada approved an amendment to our Articles of Incorporation that changed our name to Sonant Systems, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    Exhibit No.                    Description of Exhibit
    -----------                    ----------------------

    Exhibit (3)(i.i)       Amendment to Articles of Incorporation (Name Change),
                           effective with Nevada Secretary of State on November 6, 2014.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2014

                                         SONANT SYSTEMS, INC.


                                         By: /s/ Daniel C. Lancer
                                            -----------------------------------
                                         Daniel C. Lancer
                                         Chief Executive Officer

                                 EXHIBITS INDEX

    Exhibit No.                    Description of Exhibit
    -----------                    ----------------------

    Exhibit (3)(i.i)       Amendment to Articles of Incorporation (Name Change),
                           effective with Nevada Secretary of State on November 6, 2014.